Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 2,315	$ 333	¥ 335
Additions charged to bad debt expense	2,792	402	2,621
Reversal	(489)	(70)	(442)
Write off	(4,106)	(591)	(199)
Ending balance	¥ 512	$ 74	¥ 2,315